       LEGG MASON
       -------------------------------------------------------------------------
       OPPORTUNITY TRUST


                 ---------------------------------------------------------------

                                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                      June 30, 2002
                                      Institutional Class
                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Opportunity Trust's semi-annual report for the six months ended June 30, 2002. At this writing, your Fund has about $1.5 billion in net assets. As of June 30, 2002, the net asset value of the Institutional Class of shares was $8.55.

  The following table summarizes key statistics for the Institutional Class of shares, as well as several market indices for periods ended June 30, 2002:

                                                                   Cumulative Total Return(A)
                                                       ---------------------------------------------------
                                                                                                 Since
                                                       6 Months            1 Year             Inception(B)
                                                       --------            -------            ------------
Opportunity Trust Institutional Class                  -12.58%             -23.96%             -14.90%
Dow Jones Industrial Average(C)                         -6.91%             -10.31%              -8.48%
S&P 500 Stock Composite Index(D)                       -13.16%             -17.99%             -30.15%
Value Line Index(E)                                    -12.23%             -18.88%             -20.47%

  As always, we appreciate your support and welcome your comments.

                                          Sincerely,

                                          /S/ MARK R. FETTING
                                          --------------------------------------
                                          Mark R. Fetting

                                          President

July 30, 2002

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) The Fund's Institutional Class inception date is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(C) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

Portfolio Manager's Comments

Legg Mason Opportunity Trust

  The table below shows cumulative total returns for the Fund and some comparative indices for the first quarter of 2002 and various periods ended June 30, 2002:

                                         FIRST       SECOND                       SINCE
                                        QUARTER      QUARTER      1 YEAR       INCEPTION(A)
-------------------------------------------------------------------------------------------
Opportunity Trust Institutional
  Class(B)                              +7.36%       -18.57%      -23.96%       -14.90%
S&P 500 Stock Composite Index(C)        +0.23%       -13.40%      -17.99%       -30.15%
Dow Jones Industrial Average(D)         +4.26%       -10.71%      -10.31%        -8.48%
NASDAQ Composite(E)                     -5.39%       -20.71%      -32.30%       -63.11%
Lipper Diversified Equity Funds(F)      +0.36%       -12.20%      -16.49%       -21.80%

---------------

Source: Lipper Inc.

  We had a dreadful second calendar quarter. Our Fund lost 18.57% compared to the market's fall of 13.40%. Since the end of the quarter, the market's decline has accelerated, with the popular averages falling an additional 17% in only the past three weeks. The value of your investment has continued to fall as well, although at a slightly slower rate than the market during the month of July.

  The only positive thing to say about the Fund's performance since inception is that it is down significantly less than the overall market. U.S. equities began an extended bear market less than 90 days after the Fund was launched. This bear market rivals that of 1973-74 in severity and exceeds it in duration, as shown in the following table:

HISTORICAL BEAR MARKET CYCLES
-------------------------------------------------------------
S&P 500                                        LENGTH OF PEAK
----------------------        % CHANGE           TO TROUGH
PEAK         TROUGH        PEAK TO TROUGH         (MONTHS)
-------------------------------------------------------------
Jun 1948  Jun 1949             -20.6%                12
Dec 1952  Aug 1953             -14.6%                 8
Jul 1956  Dec 1957             -20.7%                17
Jul 1959  Oct 1960             -13.7%                15
Dec 1961  Jun 1962             -28.0%                 6
Jan 1966  Sep 1966             -22.2%                 8
Nov 1968  Jun 1970             -32.9%                19
Dec 1972  Sep 1974             -47.7%                21
Dec 1976  Mar 1978             -19.1%                15
Nov 1980  Aug 1982             -27.1%                21
Aug 1987  Dec 1987             -33.5%                 4
Jul 1990  Oct 1990             -19.9%                 3

Average                        -25.0%                12

Mar 2000  Jul 23, 2002         -47.8%                28

---------------

(A) Inception date of the Institutional Class is June 26, 2000. Index returns are for periods beginning June 30, 2000.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(D) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(E) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(F) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

  Few money managers active today were in the markets during the 1973-74 bear market, which saw valuations drop to levels last seen in the Great Depression. Investors are getting worn out and even experienced long-term investors appear to be rethinking their commitment to equities and re-examining their asset allocations. I have no idea, nor does anyone else, when and at what level the decline will end. The most reliable -- and none are very reliable -- measures of investor sentiment and activity are consistent with past major bottoms.

  I believed, wrongly, that the lows of September 21 of last year would hold, and I think that would have been right had we not been deluged with scandals beginning with Enron, and continuing with and encompassing a host of well-known companies.

  Valuations have now reached a level on many individual stocks that I think are compelling. It is not surprising that investors are fleeing the market and putting their money in cash and bonds. We saw the same behavior after the 1987 crash. Most people behave the way most other people behave. That is why everyone was buying in 2000 and why they are selling today.

  The major indices have dropped to levels last seen in 1998 during the panic bottom that was created by the failure of the hedge fund Long Term Capital Management. Anyone who is now selling stocks at multi-year lows in the third year of a bear market after the worst month in 15 years might want to consider whether this is likely to constitute a successful investment strategy.

  It seems like we're getting the final capitulation which is usually needed before bear markets make important bottoms. Evidence of capitulation includes a much-heightened fear factor among investors that the dramatic sell-off in equities over the last 2 1/2 years will continue, a significant increase in margin calls and a dramatic increase in mutual fund redemptions. The rout in stocks is the leading story on most nightly news programs, front page news in every national paper, and almost all local papers; the current issue of Business Week magazine features a bear on its cover, and the cover of the just-released Time magazine says investors will need to be in the labor pool longer than they ever expected because of the decline in their account values. When the market's sell-off is this well broadcast, the bad news is usually fully reflected in stock prices.

  What's not priced into stocks today is the good news: earnings are growing, inflation is subdued, interest rates are low, and many companies have begun to aggressively buy back stock.

  We established two new major positions during the quarter: VeriSign, Inc. and Computer Associates. VeriSign is the leading provider of digital certificates and Internet-based security services needed by web sites to conduct secure electronic commerce and communications over the Internet. The company is also the leading registrar of domain names. VeriSign's stock has plummeted over the last twelve months in the wake of declining domain name registrations. The company currently has a portfolio of approximately 10 million domain names ending in .com, .net and .org. VeriSign has no long-term debt, $2 per share in cash and trades at 8x this year's earnings.

  Computer Associates develops, markets, and services a broad array of software products for a wide range of mainframe and distributed systems. The company has been a poster child for bad or controversial corporate governance. The market appears to not have noticed that in the past year the company has taken a variety of steps to dramatically improve its governance and to make its accounting much more conservative. We estimate the company is selling at 11x this year's free cash flow.

  Subsequent to quarter end, we invested alongside Berkshire Hathaway and Longleaf Partners in a new security issued by Level 3 Communications. The company raised $500 million (including your Fund's investment of $50 million) through a 9% junior convertible subordinated note offering. Proceeds from the offering will be used for general corporate purposes, including potential acquisitions. The ongoing shakeout in the telecommunications industry is creating extraordinary opportunities for the survivors to acquire network assets and customer bases at severely depressed prices. As our veteran shareholders may know, we also own stock and another bond of Level 3.

We have a high degree of confidence in senior management, and the company's accounting is conservative and transparent.

  As always, we appreciate your support and confidence. Please feel free to contact us with any questions or comments you may have.

                                          Bill Miller, CFA

July 29, 2002
DJIA 8711.88

Performance Information

Legg Mason Opportunity Trust

Total Returns for One Year and Life of Class, as of June 30, 2002

  Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Performance would have been lower if fees had not been waived in various periods.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Past performance does not predict future performance.

  The Fund's total returns as of June 30, 2002, were as follows:

Average Annual Total Return
  Institutional Class:
    One Year                                       -23.96%
    Life of Class(A)                                -7.71%

Cumulative Total Return
  Institutional Class:
    One Year                                       -23.96%
    Life of Class(A)                               -14.90%

---------------
(A) Inception date of the Institutional Class is June 26, 2000.

SELECTED PORTFOLIO PERFORMANCE(A)

  Strong performers for the 2nd quarter 2002(B)
--------------------------------------------------
 1.  TALK America Holdings, Inc.          +860.5%
 2.  Pinnacle Entertainment, Inc.          +31.9%
 3.  Amazon.com, Inc.                      +13.6%
 4.  Washington Mutual, Inc.               +12.8%
 5.  Oxford Health Plans, Inc.             +11.2%
 6.  Pentair, Inc.                          +7.3%
 7.  Amazon.com, Inc., Cv., 4.75%, due
       2/1/09                               +5.1%
 8.  eSpeed, Inc.                           +3.1%
 9.  Devon Energy Corporation               +2.2%
10.  Republic Services, Inc.                +2.1%

   Weak performers for the 2nd quarter 2002(B)
--------------------------------------------------
 1.  Broadwing Inc.                        -62.8%
 2.  Research In Motion Limited            -59.0%
 3.  Tyco International Ltd.               -58.2%
 4.  Enterasys Networks, Inc.              -57.9%
 5.  Riverstone Networks, Inc.             -47.8%
 6.  Conseco, Inc.                         -44.8%
 7.  The AES Corporation                   -39.8%
 8.  Gateway, Inc.                         -29.8%
 9.  Unisys Corporation                    -28.7%
10.  AmeriCredit Corp.                     -26.2%

(A) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.

(B) Securities held for the entire quarter.

PORTFOLIO CHANGES

Securities added during the 2nd quarter 2002
----------------------------------------------------
Broadwing Inc., Cv., 6.7%
Computer Associates International, Inc.
Dynegy Inc.
Flextronics International Ltd.
Gemstar-TV Guide International, Inc.
Hygrove Capital Fund
Omega Capital Partners Limited
The Williams Companies, Inc.
VeriSign, Inc.

    Securities sold during the 2nd quarter 2002
----------------------------------------------------
ImClone Systems Incorporated
Mandalay Resort Group

Statement of Net Assets

June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 85.9%

Consumer Discretionary -- 11.5%
  Hotels, Restaurants and Leisure -- 1.2%
  Pinnacle Entertainment, Inc.                                    1,800                    $   19,134(A,B)
                                                                                           ----------
  Internet and Catalog Retail -- 6.3%
  Amazon.com, Inc.                                                6,200                       100,750(A)
                                                                                           ----------
  Media -- 1.0%
  Gemstar-TV Guide International, Inc.                            3,000                        16,170(A)
                                                                                           ----------
  Specialty Retail -- 3.0%
  Abercrombie & Fitch Co.                                         2,000                        48,240(A)
                                                                                           ----------
Consumer Staples -- 3.0%
  Beverages -- 3.0%
  Cott Corporation                                                2,524                        47,925(A)
                                                                                           ----------
Energy -- 3.1%
  Oil and Gas -- 3.1%
  Devon Energy Corporation                                        1,000                        49,280
                                                                                           ----------
Financials -- 18.3%
  Banks -- 2.3%
  Washington Mutual, Inc.                                         1,000                        37,110
                                                                                           ----------
  Diversified Financials -- 10.7%
  AmeriCredit Corp.                                               4,000                       112,200(A)
  Providian Financial Corporation                                10,000                        58,800
                                                                                           ----------
                                                                                              171,000
                                                                                           ----------
  Insurance -- 5.3%
  Conseco, Inc.                                                  15,960                        31,920(A)
  UnumProvident Corporation                                       2,100                        53,445
                                                                                           ----------
                                                                                               85,365
                                                                                           ----------
Health Care -- 5.4%
  Health Care Distributors and Services -- 5.4%
  Omnicare, Inc.                                                  1,800                        47,268
  Oxford Health Plans, Inc.                                         830                        38,562(A)
                                                                                           ----------
                                                                                               85,830
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Industrials -- 12.6%
  Commercial Services and Supplies -- 4.5%
  Republic Services, Inc.                                         3,000                    $   57,210(A)
  Viad Corp                                                         550                        14,300
                                                                                           ----------
                                                                                               71,510
                                                                                           ----------
  Electronics -- 0.1%
  Flextronics International Ltd.                                    150                         1,069(A)
                                                                                           ----------
  Industrial Conglomerates -- 5.0%
  Tyco International Ltd.                                         6,000                        81,060
                                                                                           ----------
  Machinery -- 3.0%
  Pentair, Inc.                                                   1,000                        48,080
                                                                                           ----------
Information Technology -- 19.1%
  Communications Equipment -- 3.9%
  Enterasys Networks, Inc.                                       12,248                        21,801(A,B)
  Research In Motion Limited                                      2,000                        22,760(A)
  Riverstone Networks, Inc.                                       5,800                        18,154(A)
                                                                                           ----------
                                                                                               62,715
                                                                                           ----------
  Computers and Peripherals -- 2.2%
  Gateway, Inc.                                                   8,000                        35,520(A)
                                                                                           ----------
  Internet Software and Services -- 3.0%
  eSpeed, Inc.                                                    2,500                        27,275(A)
  VeriSign, Inc.                                                  3,000                        21,570(A)
                                                                                           ----------
                                                                                               48,845
                                                                                           ----------
  IT Consulting and Services -- 5.7%
  Acxiom Corporation                                              3,200                        55,968(A)
  Unisys Corporation                                              4,000                        36,000(A)
                                                                                           ----------
                                                                                               91,968
                                                                                           ----------
  Software -- 4.3%
  Computer Associates International, Inc.                         1,700                        27,013
  Symantec Corporation                                            1,300                        42,705(A)
                                                                                           ----------
                                                                                               69,718
                                                                                           ----------
Miscellaneous -- 1.9%
  Davis Partners Fund I LLP                                      15,000                        11,790(C)
  Hygrove Capital Fund                                           10,000                         9,607(D)
  Omega Capital Partners Limited                                 10,000                         9,316(E)
                                                                                           ----------
                                                                                               30,713
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Telecommunication Services -- 7.5%
  Diversified Telecommunication Services -- 7.5%
  Broadwing Inc.                                                 14,964                    $   38,906(A,B)
  Level 3 Communications, Inc.                                   20,000                        59,000(A,B)
  TALK America Holdings, Inc.                                     5,574                        23,022(A,B)
                                                                                           ----------
                                                                                              120,928
                                                                                           ----------
Utilities -- 3.5%
  Electric Utilities -- 2.4%
  The AES Corporation                                             7,000                        37,940(A)
                                                                                           ----------
  Multi-Utilities -- 1.1%
  Dynegy Inc.                                                     1,500                        10,800
  The Williams Companies, Inc.                                    1,000                         5,990
                                                                                           ----------
                                                                                               16,790
                                                                                           ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,683,216)                     1,377,660
-----------------------------------------------------------------------------------------------------
Preferred Stocks -- N.M.

Telecommunication Services -- N.M.
  Diversified Telecommunication Services -- N.M.
  Broadwing Inc., Cv., 6.7%                                          20                           338(B)
                                                                                           ----------
  Total Preferred Stocks (Identified Cost -- $357)                                                338
-----------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 10.2%

  Amazon.com, Inc., Cv., 4.75%, due 2/1/09                     $126,500                        81,770
  Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       20,000                        12,928(F)
  Level 3 Communications, Inc., 9.125%, due 5/1/08              150,000                        51,000(B)
  Providian Financial Corporation, Cv., 0%, due 2/15/21          17,000                         5,205(G)
  TALK America Holdings, Inc., Cv., 12%, due 8/15/07             27,008                        12,829(B)
                                                                                           ----------
Total Corporate and Other Bonds (Identified Cost -- $188,396)                                 163,732
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 0.9%

Goldman, Sachs & Company
  1.96%, dated 6/28/02, to be repurchased at $7,404 on
  7/1/02 (Collateral: $7,290 Fannie Mae mortgage-backed
  securities, 7%, due 4/1/32, value $7,581)                       7,403                         7,403

State Street Bank & Trust Company
  1.9%, dated 6/28/02, to be repurchased at $7,404 on 7/1/02
  (Collateral: $7,515 Sallie Mae notes, 3.375%, due 7/15/04,
  value $7,552)                                                   7,402                         7,402
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $14,805)                                       14,805
-----------------------------------------------------------------------------------------------------
Total Investments -- 97.0% (Identified Cost -- $1,886,774)                                  1,556,535
Other Assets Less Liabilities -- 3.0%                                                          48,440(H)
                                                                                           ----------

NET ASSETS -- 100.0%                                                                       $1,604,975
                                                                                           ==========


-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Accumulated paid-in capital applicable to:
  184,607 Primary Class shares outstanding                                                 $1,921,462
    3,716 Institutional Class shares outstanding                                               39,126
Accumulated net investment income/(loss)                                                        8,821
Accumulated net realized gain/(loss) on investments                                           (34,195)
Unrealized appreciation/(depreciation) of investments                                        (330,239)
                                                                                           ----------

NET ASSETS                                                                                 $1,604,975
                                                                                           ==========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                                 $8.52
                                                                                           ==========
  INSTITUTIONAL CLASS                                                                           $8.55
                                                                                           ==========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2002, the total market value of Affiliated Companies was $226,030 and the identified cost was $401,389.

(C) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $15,000 in the partnership during November 2001. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(D) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $10,000 in the partnership during May 2002. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(E) Investment in a limited partnership organized under the laws of the State of Delaware. The Fund invested $10,000 in the partnership during June 2002. This investment is subject to withdrawal restrictions under the partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

(F) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.8% of net assets.

(G) Zero Coupon Bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(H) Pursuant to the Plan of Reorganization dated June 19, 2002 ("Plan"), Exodus Communications, Inc. 11.63% and 10.75% Senior Notes were canceled and ceased to be outstanding on that date. The Fund owned $244 million par of the 11.63% Notes and $10 million par of the 10.75% Notes. Under the Plan, the Fund has a legal right to collect approximately $40,640 in the future. Subsequent to June 30, 2002, the Fund collected $27,748 and anticipates collecting future amounts valued at $12,892.

  N.M. -- Not meaningful.

See notes to financial statements.

Statement of Operations

For the Six Months Ended June 30, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Opportunity Trust

--------------------------------------------------------------------------------------------------
Investment Income:

Dividends                                                     $  2,637
Interest                                                        19,836
                                                              --------
      Total income                                                                       $  22,473

Expenses:

Management fee                                                   6,886
Distribution and service fees                                    8,845(A)
Audit and legal fees                                                35
Custodian fee                                                      139
Directors' fees                                                      9
Registration expense                                                44
Reports to shareholders                                            120
Transfer agent and shareholder servicing expense                   639(A)
Other expenses                                                      93
                                                              --------
      Total expenses                                                                        16,810
                                                                                         ---------
NET INVESTMENT INCOME/(LOSS)                                                                 5,663
                                                                                         ---------

Net Realized and Unrealized Gain/(Loss) on Investments:

Realized gain/(loss) on investments and foreign currency
  transactions                                                  40,488(B)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations               (291,051)
                                                              --------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                                    (250,563)
--------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                           $(244,900)
--------------------------------------------------------------------------------------------------

(A) See Note 1 to financial statements.

(B) Includes $24,866 of realized gain on sale of Affiliated Companies.

See notes to financial statements.

Statement of Changes in Net Assets

(Amounts in Thousands)

Legg Mason Opportunity Trust

                                                                    For the               For the
                                                               Six Months Ended         Year Ended
                                                                    6/30/02              12/31/01
-------------------------------------------------------------------------------------------------------
                                                                  (Unaudited)
Change in Net Assets:

Net investment income/(loss)                                      $    5,663            $    7,124

Net realized gain/(loss) on investments and foreign currency
  transactions                                                        40,488               (54,399)

Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations                     (291,051)               17,435
-------------------------------------------------------------------------------------------------------
Change in net assets resulting from operations                      (244,900)              (29,840)

Distributions to shareholders from:
  Net investment income:
      Primary Class                                                       --                (6,242)
      Institutional Class                                                 --                  (384)
Change in net assets from Fund share transactions:
      Primary Class                                                   96,217               636,485
      Institutional Class                                              5,380                19,817
-------------------------------------------------------------------------------------------------------
Change in net assets                                                (143,303)              619,836

Net Assets:

Beginning of period                                                1,748,278             1,128,442
-------------------------------------------------------------------------------------------------------
End of period                                                     $1,604,975            $1,748,278
-------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                        $    5,663            $    3,158
-------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Opportunity Trust

  Contained below is per share operating performance data for an Institutional Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                Six Months
                                                                  Ended         Periods Ended December 31,
                                                                 June 30,     ------------------------------
                                                                   2002            2001          2000(A)
------------------------------------------------------------------------------------------------------------
                                                               (Unaudited)
Net asset value, beginning of period                              $ 9.78          $9.63          $10.45
                                                              ----------------------------------------------
Investment operations:
  Net investment income/(loss)                                       .08            .12(B)          .03
  Net realized and unrealized gain/(loss) on investments           (1.31)           .15(B)         (.59)
                                                              ----------------------------------------------
  Total from investment operations                                 (1.23)           .27            (.56)
                                                              ----------------------------------------------
Distributions:
  From net investment income                                         --            (.12)           (.12)
  From net realized gain on investments                              --             --             (.14)
                                                              ----------------------------------------------
  Total distributions                                                --            (.12)           (.26)
                                                              ----------------------------------------------
Net asset value, end of period                                    $ 8.55          $9.78          $ 9.63
                                                              ----------------------------------------------
Ratios/supplemental data:
  Total return                                                    (12.58)%(C)      2.88%          (5.38)%(C)
  Expenses to average net assets                                     .87%(D)        .87%            .91%(D)
  Net investment income/(loss) to average net assets                1.62%(D)       1.45%(B)         .92%(D)
  Portfolio turnover rate                                           54.2%(D)       59.6%           25.9%(D)
  Net assets, end of period (in thousands)                       $31,683        $30,995         $12,816
------------------------------------------------------------------------------------------------------------

(A) For the period June 26, 2000 (commencement of operations) to December 31, 2000.

(B) The effect of adoption of the provisions of the AICPA Audit and Accounting Guide for the year ended December 31, 2001, was an increase in net investment income per share of $0.07, a decrease in net realized and unrealized gain/(loss) per share of $0.07, and an increase in the ratio of net investment income/(loss) to average net assets from 0.62% to 1.45%. Per share data for the periods prior to January 1, 2001, have not been restated to reflect this change in accounting.

(C) Not annualized.

(D) Annualized.

See notes to financial statements.

Notes to Financial Statements

Legg Mason Opportunity Trust
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies:

  The Legg Mason Investment Trust, Inc. ("Corporation"), consisting of the Legg Mason Opportunity Trust ("Fund"), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company. The Fund had no substantive operations prior to December 30, 1999, other than those matters related to its organization and initial registration.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders. The income and expenses of the Fund are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. For the six months ended June 30, 2002, transfer agent and shareholder servicing expenses were allocated as follows: Primary Class, $632; Institutional Class, $7.

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value under procedures established by and under the general supervision of the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

  At June 30, 2002, receivables for securities sold and payables for securities purchased were as follows:

         Receivable for              Payable for
         Securities Sold         Securities Purchased
         --------------------------------------------
             $42,500                    $   --

  For the six months ended June 30, 2002, investment transactions (excluding short-term investments) were as follows:

         Purchases         Proceeds From Sales
         -------------------------------------
         $529,335               $467,190

Foreign Currency Translation

  Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

  The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to

--------------------------------------------------------------------------------

satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

  The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. At June 30, 2002, the Fund had no short positions.

Illiquid and Restricted Securities

  The Fund may invest in illiquid and restricted securities. Securities are deemed "illiquid" if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At June 30, 2002, 1.9% and 0.8% of the Fund's net assets were deemed illiquid and restricted, respectively.

2. Federal Income Taxes:

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

  The Fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. At June 30, 2002, the Fund has capital loss carryforwards of $47,870, which expire in 2009.

3. Transactions With Affiliates:

  The Fund has an investment management agreement with LMM, LLC ("LMM"). For its services to the Fund, LMM receives a management fee, calculated daily and payable monthly, at annual rates of the Fund's average daily net assets. Under the terms of the investment management agreement, LMM has agreed to waive its fees in any

--------------------------------------------------------------------------------

month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates as shown in the following chart:

                                                                                            At
                                                                                       June 30, 2002
                                                                                       -------------
                       Management                      Expense     Expense Limitation   Management
                          Fee       Asset Breakpoint  Limitation    Expiration Date    Fees Payable
----------------------------------------------------------------------------------------------------
Primary Class            1.00%      $0-$100 million     1.99%       April 30, 2003        $1,051
                         0.75%       in excess of
                                     $100 million

Institutional Class      1.00%      $0-$100 million     0.99%       April 30, 2003            21
                         0.75%       in excess of
                                     $100 million


  Legg Mason Funds Management, Inc. ("LMFM") serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMFM's services to the Fund, LMM (not the Fund) pays LMFM a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million. For the six months ended June 30, 2002, LMFM received $480.

  Legg Mason Fund Adviser, Inc. ("LMFA") serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Fund. Legg Mason receives an annual distribution fee and an annual service fee, based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                  At June 30, 2002
                                              ------------------------
         Distribution         Service         Distribution and Service
             Fee                Fee                 Fees Payable
         -------------------------------------------------------------
            0.75%              0.25%                   $1,374

  The Fund paid $9 in brokerage commissions to Legg Mason for the six months ended June 30, 2002.

  LM Fund Services, Inc., a registered transfer agent, has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid LM Fund Services, Inc. $221 for the six months ended June 30, 2002.

  LMM, LMFM, LMFA, Legg Mason and LM Fund Services, Inc. are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc.

--------------------------------------------------------------------------------

4. Transactions With Affiliated Companies:

  An affiliated company is a company in which the Fund has ownership of at least 5% of the company's voting securities. Transactions during the six months ended June 30, 2002, which are or were affiliated are as follows:

                                                          Purchased             Sold
                                            Value at   ----------------   -----------------
                Affiliate                   12/31/01    Cost     Shares     Cost     Shares
-------------------------------------------------------------------------------------------
TALK America Holdings, Inc.                 $  8,227   $    --       --   $     --       --
Level 3 Communications, Inc.                 168,425    10,849   13,150         --       --
Pinnacle Entertainment, Inc.                  10,854        --       --         --       --
Cott Corporation(A)                           69,232        --       --    (10,240)  (1,830)
Broadwing Inc.                                    --    58,233    9,784         --       --
Enterasys Networks, Inc.                          --    13,110    5,248         --       --
                                            --------   -------   ------   --------   ------
                                            $256,738   $82,192   28,182   $(10,240)  (1,830)
                                            ========   =======   ======   ========   ======

                                              Dividend                   Value at                        Realized
                Affiliate                      Income                    6/30/02                        Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
TALK America Holdings, Inc.                     $--                      $ 35,851                         $    --
Level 3 Communications, Inc.                     --                       110,000                              --
Pinnacle Entertainment, Inc.                     --                        19,134                              --
Cott Corporation(A)                              --                            --                          24,866
Broadwing Inc.                                   17                        39,244                              --
Enterasys Networks, Inc.                         --                        21,801                              --
                                                ---                      --------                         -------
                                                $17                      $226,030                         $24,866
                                                ===                      ========                         =======

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended June 30, 2002, the Fund had no borrowings under the Credit Agreement.

  The Fund may borrow for investment purposes, also known as "leveraging," from a separate $100 million line of credit ("Leveraging Credit Agreement"). Leverage is the ability to get a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investment more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. For the six months ended June 30, 2002, the Fund had no borrowings under the Leveraging Credit Agreement.

  On July 1, 2002, the Fund borrowed $50 million, and on July 9, 2002, an additional $25 million, on the Leveraging Credit Agreement. The entire $75 million is outstanding as of July 30, 2002. The approximate annual weighted average rate of interest on the loan is 2.6%.

---------------
(A) Due to the sale of shares, Cott Corporation is no longer an affiliated company. As of June 30, 2002, the Fund held 4.06% of the total outstanding shares.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At June 30, 2002, there were 300,000 and 100,000 shares authorized at $0.001 par value for the Primary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

                                                          Reinvestment
                                          Sold          of Distributions
                                    -----------------   -----------------
                                    Shares    Amount    Shares    Amount
-------------------------------------------------------------------------
-- Primary Class
  Six Months Ended June 30, 2002    25,144   $248,245      --     $   --
  Year Ended Dec. 31, 2001          87,388    909,024     651      6,164
-- Institutional Class
  Six Months Ended June 30, 2002       843   $  8,195      --     $   --
  Year Ended Dec. 31, 2001           4,026     42,117      40        384
-------------------------------------------------------------------------

                                        Repurchased          Net Change
                                    -------------------   -----------------
                                    Shares     Amount     Shares    Amount
---------------------------------------------------------------------------
-- Primary Class
  Six Months Ended June 30, 2002    (15,816)  $(152,028)   9,328   $ 96,217
  Year Ended Dec. 31, 2001          (28,357)   (278,703)  59,682    636,485
-- Institutional Class
  Six Months Ended June 30, 2002       (295)  $  (2,815)     548   $  5,380
  Year Ended Dec. 31, 2001           (2,229)    (22,684)   1,837     19,817
---------------------------------------------------------------------------

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                 SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
International Equity Trust                    Investment Grade Income Portfolio
Emerging Markets Trust                        High Yield Portfolio
Europe Fund

TAX-FREE BOND FUNDS:                          MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust            Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust       Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                               Investment Adviser

                               LMM, LLC
                               Baltimore, MD

                               Board of Directors

                               John F. Curley, Jr., Chairman
                               Mark R. Fetting, President
                               Richard G. Gilmore
                               Arnold L. Lehman
                               Dr. Jill E. McGovern
                               Jennifer W. Murphy
                               G. Peter O'Brien
                               T. A. Rodgers

                               Transfer and Shareholder Servicing Agent

                               Boston Financial Data Services
                               Boston, MA

                               Custodian

                               State Street Bank & Trust Company
                               Boston, MA

                               Counsel

                               Kirkpatrick & Lockhart LLP
                               Washington, DC

                               Independent Auditors

                               Ernst & Young LLP
                               Philadelphia, PA

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

8/02